UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2013

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 706-2960

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

TransDigm Inc. (“TransDigm”), a wholly-owned subsidiary of TransDigm Group Incorporated (“TD Group”), formed a new subsidiary, Whippany Actuation Systems, LLC (“Whippany”), to consummate the previously-announced acquisition (the “Acquisition”) of certain assets of GE Aviation’s Electromechanical Actuation Division, for a total purchase price of approximately $150 million in cash, subject to post-closing adjustments. Whippany, located in Whippany, New Jersey, manufactures proprietary, highly engineered aerospace electromechanical motion control subsystems for civil and military applications, with product offerings including control electronics, motors, high power mechanical transmissions and actuators.

Sixth Supplemental Indenture

In accordance with the terms of that certain Indenture, dated as of December 14, 2010, by and among TransDigm, TD Group, the subsidiary guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture thereto, dated as of September 22, 2011, the Second Supplemental Indenture thereto, dated as of December 9, 2011, the Third Supplemental Indenture thereto, dated as of February 15, 2012, the Fourth Supplemental Indenture thereto, dated as of September 14, 2012, and the Fifth Supplemental Indenture thereto, dated as of June 5, 2013 (collectively, the “2018 Notes Indenture”), TransDigm, TD Group, Whippany, certain other direct and indirect subsidiaries of TransDigm named therein and the Trustee entered into a Sixth Supplemental Indenture to the 2018 Notes Indenture, dated as of June 26, 2013 (the “Sixth Supplemental Indenture”). Pursuant to the terms of the Sixth Supplemental Indenture, Whippany agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding under the 2018 Notes Indenture.

Second Supplemental Indenture

In addition, in accordance with the terms of that certain Indenture, dated as of October 15, 2012, by and among TransDigm, TD Group, the subsidiary guarantors named therein and the Trustee (the “2020 Notes Indenture”), as supplemented by the First Supplemental Indenture thereto, dated as of June 5, 2013 (together, the “2020 Notes Indenture”), TransDigm, TD Group, Whippany, certain other direct and indirect subsidiaries of TransDigm named therein and the Trustee entered into a Second Supplemental Indenture to the 2020 Notes Indenture, dated as of June 26, 2013 (the “Second Supplemental Indenture,” together with the Sixth Supplemental Indenture, the “Supplemental Indentures”). Pursuant to the terms of the Second Supplemental Indenture, Whippany agreed to, among other things, guarantee all of the indebtedness of TransDigm outstanding under the 2020 Notes Indenture.

Joinder Agreements

On June 26, 2013, in accordance with the terms of the Amended and Restated Credit Agreement, dated as of February 28, 2013 (the “Senior Secured Credit Facility”), among TransDigm, TD Group, the subsidiaries of TransDigm named therein, Credit Suisse AG and the other agents and lenders named therein, Whippany and Credit Suisse AG entered into a Joinder Agreement to the Senior Secured Credit Facility and Supplement No. 2 to the Guarantee and Collateral Agreement (as defined below) (collectively, the “Joinder Agreements”). Pursuant to the terms of the Joinder Agreements, Whippany has agreed that it will be deemed to be a “Loan Party” and a “Subsidiary Guarantor” for all purposes under the Senior Secured Credit Facility and a “Grantor” and “Subsidiary Guarantor” under the Guarantee and Collateral Agreement, dated as of June 23, 2006, as amended and restated as of December 6, 2010, as further amended and restated as of February 14, 2011 and as further amended and restated as of February 28, 2013 (as so amended and restated, the “Guarantee and Collateral Agreement”), among TransDigm, TD Group, the subsidiaries of TransDigm named therein and Credit Suisse AG, as administrative agent and collateral agent.

The lenders and the agents (and each of their respective subsidiaries or affiliates) of the Senior Secured Credit Facility have in the past provided, and may in the future provide, investment banking, cash management, underwriting, lending, commercial banking, trust, leasing services, foreign exchange and other advisory services to, or engage in transactions with, TransDigm and TD Group and their respective subsidiaries or affiliates. These parties have received, and may in the future receive, customary compensation from TransDigm and TD Group and their respective subsidiaries or affiliates for such services.

The above summaries of the Supplemental Indentures and the Joinder Agreements are qualified in their entirety by reference to the Supplemental Indentures and the Joinder Agreements, which are attached hereto as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

4.1	Sixth Supplemental Indenture to the Indenture dated as of December 14, 2010, dated as of June 26, 2013, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Second Supplemental Indenture to the Indenture dated as of October 15, 2012, dated as of June 26, 2013, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.1	Joinder Agreement, dated as of June 26, 2013, between Whippany Actuation Systems, LLC and Credit Suisse AG, as agent, to the Amended and Restated Credit Agreement, dated as of February 28, 2013.

10.2	Supplement No. 2, dated as of June 26, 2013, between Whippany Actuation Systems, LLC and Credit Suisse AG, as agent, to the Guarantee and Collateral Agreement, dated as of June 23, 2006, as amended and restated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Executive Vice President, Chief Financial Officer and Secretary

Dated: June 27, 2013

EXHIBIT INDEX

4.1	Sixth Supplemental Indenture to the Indenture dated as of December 14, 2010, dated as of June 26, 2013, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Second Supplemental Indenture to the Indenture dated as of October 15, 2012, dated as of June 26, 2013, among TransDigm Inc., TransDigm Group Incorporated, the guarantors listed on the signature pages thereto and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.1	Joinder Agreement, dated as of June 26, 2013, between Whippany Actuation Systems, LLC and Credit Suisse AG, as agent, to the Amended and Restated Credit Agreement, dated as of February 28, 2013.

10.2	Supplement No. 2, dated as of June 26, 2013, between Whippany Actuation Systems, LLC and Credit Suisse AG, as agent, to the Guarantee and Collateral Agreement, dated as of June 23, 2006, as amended and restated.